Exhibit 99.1

News Release

CONTACT:	Jim Eglseder (Investors)	FOR IMMEDIATE RELEASE
	(513) 534-8424	July 8, 2015
Larry Magnesen (Media)
(513) 534-8055

Fifth Third Bancorp Names Greg Carmichael CEO Effective November 2015

Kevin Kabat Announces Retirement

Cincinnati – The Fifth Third Bancorp board of directors today announced that Greg D. Carmichael, current president and chief operating officer, will become president and chief executive officer effective November 1, 2015. Carmichael was also elected to the board, effective immediately.

Carmichael will succeed Kevin T. Kabat, who has informed the board of his intention to retire. Kabat has served as CEO since April, 2007, and he will remain executive vice chairman of the board until his retirement in April 2016. His career included 33 years of combined service at Fifth Third and a predecessor.

Board chair James P. Hackett said that the succession provides continuity of leadership and leverages the extensive experience of Carmichael in leading all operating units of the Bank. Hackett said, “Greg is the ideal choice, and the Bank is well-positioned for future growth, with a diverse and dynamic consumer business, an expanding wealth management business, and a strong commercial business with expanding scale and scope.”

Hackett also said, “We thank Kevin for all he has done for the Fifth Third organization during his tenure, particularly in navigating the financial crisis. During Kevin’s tenure as CEO, Fifth Third has established strong forward momentum with a strong balance sheet, solid credit quality, and excellent growth prospects.”

“Greg will be a terrific CEO,” said Kabat. “As the president and chief operating officer, he has demonstrated an unwavering focus on our customers, employees, communities, and shareholders. Greg will continue to bring his passion to leading the Fifth Third organization during an era of continued change in how we deliver value to all of our constituents.”

“I am honored to lead such a great company that is well positioned for growth, with dedicated employees who are committed to meeting our customers’ needs every day,” said Carmichael. “I look forward to leading the Fifth Third team at a time of great opportunity, as we address shifting customer preferences and deliver new solutions that meet the needs of our customers.”

Carmichael joined Fifth Third in 2003, leading Information Technology. He became chief operating officer in 2006, and by 2009 his responsibilities had expanded to include leading the Retail Bank, Investment Advisors, Business Banking, and all affiliate banks and markets. Carmichael was named president in 2012, when the national Commercial line of business was added to his role.

Prior to joining Fifth Third, Carmichael served as chief information officer for Emerson Electric and in leadership roles in information technology at General Electric for more than a decade.

Kabat will transition leadership responsibilities over the coming months. In addition to his service on the Fifth Third board, he will continue to serve on the board of UNUM, as well as the board of NISource, a board appointment that was just announced.

Fifth Third Bancorp (NASDAQ: FITB) is a diversified financial services company headquartered in Cincinnati, Ohio. As of March 31, 2015, the Company had $140 billion in assets and operated 15 affiliates with 1,303 full-service Banking Centers, including 101 Bank Mart® locations, most open seven days a week, inside select grocery stores and 2,637 ATMs in Ohio, Kentucky, Indiana, Michigan, Illinois, Florida, Tennessee, West Virginia, Pennsylvania, Missouri, Georgia and North Carolina. Fifth Third operates four main businesses: Commercial Banking, Branch Banking, Consumer Lending, and Investment Advisors. Fifth Third also has a 22.8% interest in Vantiv Holding, LLC. Fifth Third is among the largest money managers in the Midwest and, as of March 31, 2015, had $308 billion in assets under care, of which it managed $27 billion for individuals, corporations and not-for-profit organizations. Investor information and press releases can be viewed at www.53.com. Fifth Third’s common stock is traded on the NASDAQ® Global Select Market under the symbol “FITB.”

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FORWARD-LOOKING STATEMENTS

This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

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